UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 22, 2020

CIM Real Estate Finance Trust, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54939	27-3148022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2398 East Camelback Road, 4th Floor, Phoenix, Arizona 85016

(Address of Principal Executive Offices)

(Zip Code)

(602) 778-8700

(Registrant’s telephone number, including area code)

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

CCPT V Merger Agreement

As previously disclosed, on August 30, 2020, CIM Real Estate Finance Trust, Inc. (the “Company” or “CMFT”), Cole Credit Property Trust V, Inc. (“CCPT V”), and Thor V Merger Sub, LLC, a wholly owned subsidiary of the Company (“CCPT V Merger Sub”), entered into an Agreement and Plan of Merger (the “CCPT V Merger Agreement”) with respect to the proposed merger of CCPT V Merger Sub (the “CCPT V Merger”) with and into CCPT V, with CCPT V Merger Sub surviving the CCPT V Merger.

On October 22, 2020, the parties to the CCPT V Merger Agreement entered into an Amendment to Agreement and Plan of Merger (the “First CCPT V Amendment”), pursuant to which CCPT V was granted an extension under limited circumstances to timely deliver a CCPT V Change Notice (as defined in the CCPT V Merger Agreement) in order for the Go Shop Termination Payment (as defined in the CCPT V Merger Agreement) to be applicable in those circumstances.

On October 24, 2020, the parties to the CCPT V Merger Agreement entered into an Amendment to Agreement and Plan of Merger (the “Second CCPT V Amendment”), pursuant to which CCPT V was granted another extension under limited circumstances to timely deliver a CCPT V Change Notice in order for the Go Shop Termination Payment to be applicable in those circumstances.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the First CCPT V Amendment and Second CCPT V Amendment, which are attached hereto as Exhibits 2.1 and 2.2, respectively, and are incorporated herein by reference.

CCIT II Merger Agreement

As previously disclosed, on August 30, 2020, the Company, Cole Office & Industrial REIT (CCIT II), Inc. (“CCIT II”), Inc. (“CCIT II” and, together with CCPT V, the “Other REITs”), and Thor II Merger Sub, LLC, a wholly owned subsidiary of the Company (“CCIT II Merger Sub”), entered into an Agreement and Plan of Merger (the “CCIT II Merger Agreement” and, together with the CCPT V Merger Agreement, the “Merger Agreements”) with respect to the proposed merger of CCIT II Merger Sub (the “CCIT II Merger” and, together with the CCPT V Merger, the “Mergers”) with and into CCIT II, with CCIT II Merger Sub surviving the CCIT II Merger.

On October 22, 2020, the parties to the CCIT II Merger Agreement entered into an Amendment to Agreement and Plan of Merger (the “First CCIT II Amendment”), pursuant to which CCIT II was granted an extension under limited circumstances to timely deliver a CCIT II Change Notice (as defined in the CCIT II Merger Agreement) in order for the Go Shop Termination Payment (as defined in the CCIT II Merger Agreement) to be applicable in those circumstances.

On October 24, 2020, the parties to the CCIT II Merger Agreement entered into an Amendment to Agreement and Plan of Merger (the “Second CCIT II Amendment”), pursuant to which CCIT II was granted another extension under limited circumstances to timely deliver a CCIT II Change Notice in order for the Go Shop Termination Payment to be applicable in those circumstances.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the First CCIT II Amendment and Second CCIT II Amendment, which are attached hereto as Exhibits 2.3 and 2.4, respectively, and are incorporated herein by reference.

ADDITIONAL INFORMATION ABOUT THE MERGERS

In connection with the proposed Mergers, CMFT has filed registration statements on Form S-4 with the SEC that includes a proxy statement of the relevant Other REIT and constitutes a prospectus of CMFT. This communication is not a substitute for such registration statement, the proxy statement/prospectus or any other documents delivered to the stockholders of the relevant Other REIT. STOCKHOLDERS OF THE OTHER REITS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE RELEVANT PROXY STATEMENT, FOR IMPORTANT INFORMATION ABOUT THE PROPOSED MERGERS. Stockholders of the Other REITS will be able to obtain such documents free of charge at the SEC’s website, www.sec.gov, or through CIM’s website at https://www.cimgroup.com/investment-strategies/individual/for-shareholders, when available. Such documents are not currently available.

PARTICIPANTS IN SOLICITATION RELATING TO THE MERGERS

CMFT and each of the Other REITs and their respective directors and executive officers, as well as certain affiliates of CIM Group, LLC serving as their external advisors, may be deemed to be participants in the solicitation of proxies from the stockholders of the relevant Other REIT in respect of the proposed Mergers between CMFT and the relevant Other REIT. Information regarding the directors, executive officers and external advisors of CMFT and each of the Other REITS is contained in the Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC by each entity on March 30, 2020, as amended on April 27, 2020. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement of the relevant Other REIT regarding its proposed Merger with CMFT when it becomes available.

NO OFFER OR SOLICITATION

This communication does not constitute an offer to sell or the solicitation of an offer to buy or sell any securities or a solicitation of a proxy or of any vote or approval. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. This communication may be deemed to be solicitation material in respect of either proposed Merger.

Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements can generally be identified as forward-looking because they include words such as “believes,” “anticipates,” “expects,” “would,” “could,” or words of similar meaning. Statements that describe future plans and objectives are also forward-looking statements. These statements are based on the current expectations of management for CMFT and the Other REITs and on currently available industry, financial and economic data. Actual results may vary materially from those expressed or implied by the forward-looking statements, which are subject to a number of risks and uncertainties, many of which are out of the control of such companies, including, but not limited to, those associated with the risk that the Mergers will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreements; the failure to satisfy the conditions to the consummation of the Mergers, including the approval of the stockholders of the relevant Other REIT; and other factors, including those set forth in the section entitled “Risk Factors” in and CMFT’s each of the Other REIT’s most recent Annual Reports on Form 10-K, as amended, and Quarterly Reports on Form 10-Q filed with the SEC, and other reports filed by CMFT and each of the Other REITs with the SEC, copies of which are available on the SEC’s website, www.sec.gov. Forward-looking statements are not guarantees of performance or results and speak only as of the date such statements are made. Except as required by law, none of CMFT, CCPT V or CCIT II undertakes any obligation to update or revise any forward-looking statement in this communication, whether to reflect new information, future events, changes in assumptions or circumstances or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Amendment to Agreement and Plan of Merger, dated as of October 22, 2020, by and among CIM Real Estate Finance Trust, Inc., Thor V Merger Sub, LLC and Cole Credit Property Trust V, Inc.

2.2	Amendment to Agreement and Plan of Merger, dated as of October 24, 2020, by and among CIM Real Estate Finance Trust, Inc., Thor V Merger Sub, LLC and Cole Credit Property Trust V, Inc.

2.3	Amendment to Agreement and Plan of Merger, dated as of October 22, 2020, by and among CIM Real Estate Finance Trust, Inc., Thor II Merger Sub, LLC and Cole Office & Industrial REIT (CCIT II), Inc.

2.4	Amendment to Agreement and Plan of Merger, dated as of October 24, 2020, by and among CIM Real Estate Finance Trust, Inc., Thor II Merger Sub, LLC and Cole Office & Industrial REIT (CCIT II), Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIM REAL ESTATE FINANCE TRUST, INC..

Date: October 28, 2020	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Financial Officer and Treasurer